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                                                                   EXHIBIT 10.75


                                  AMENDMENT TO

                          THE SPORTS CLUB COMPANY, INC.


                           401(k) PROFIT SHARING PLAN
                            ADOPTED NOVEMBER 6, 2000


        By action taken November 6, 2000, the Board of Directors of The Sports Club Company, Inc. approved the following changes to The Sports Club Company, Inc. 401(k) Profit Sharing Plan:

        1. Exhibit 2, Sections 2(a)(1) and 2(a)(2) of the Adoption Agreement are hereby amended by deleting "6 months from Employment Date" and substituting "1 Year of Eligibility Service", in lieu thereof.

        2. Exhibit 3 of the Adoption Agreement is hereby amended by deleting the election of (e), "Plan Anniversary or the seventh month of the Plan Year coinciding with or next following satisfaction of all eligibility requirements" and substituting election (c) "first day of the Plan Year quarter following satisfaction of all eligibility requirements" in lieu thereof.

        3. Exhibit 3, Sections 1(c) and 1(e) of the Adoption Agreement are hereby amended by deleting subsection (4) "other: January 1st and July 1st" from each such subsection (4) and substituting subsection 2 "as of the first day of the Plan Year quarter" in lieu thereof.